ADVANCED SERIES TRUST

AST Small-Cap Value Portfolio

Supplement dated January 20, 2022 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Small-Cap Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

New Subadvisory Arrangements and Strategy Changes

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing LMCG Investments, LLC with Goldman Sachs Asset Management, L.P., Boston Partners Global Investors, Inc., and Hotchkis and Wiley Capital Management, LLC as subadvisers to the Portfolio, to serve alongside J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Portfolio. The Manager expects to begin the implementation of the change to the Portfolio's investment strategy on or about January 31, 2022 with final completion expected on February 18, 2022.

To reflect the changes described above, the SAI is hereby revised as follows, effective February 18, 2022:

A.All references in the SAI to "LMCG Investments, LLC" are hereby removed, except for the reference to LMCG Investments in the table in Part I of the SAI entitled "Subadvisory Fees Paid by PGIM Investments".

B.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Small-Cap Value Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the
Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2023. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust's Board of Trustees. Expenses waived/reimbursed by the
Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

C.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Small-Cap	Boston Partners Global Investors, Inc.	0.450% of average daily net assets to $200 million; and
Value Portfolio		0.425% of average daily net assets over $200 million.
	Goldman Sachs Asset Management, L.P.	0.50% of average daily net assets
	Hotchkis and Wiley Capital Management,	0.40% of average daily net assets
LLC
	J. P. Morgan Investment Management Inc.	0.40% of average daily net assets

D.The table in Part I of the SAI under "PORTFOLIO MANAGERS: OTHER ACCOUNTS" pertaining to the Portfolio is hereby replaced with the following:

AST Small-Cap Value Portfolio

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of Portfolio
		Companies*	Vehicles*		Securities*
PGIM	Rick Babich	12/ $11.2 billion	None	None	None
Investments
LLC
	Jeffrey	9/ $7.1 billion	None	None	None
Peasley
Boston Partners	David M.	4/ $1.8 billion	1/$127.6 million	57/$3.0 billion	None
Global	Dabora
Investors, Inc.
	George	4/ $1.8 billion	1/$127.6 million	57/$3.0 billion	None
Gumpert
Goldman Sachs	Robert	6/ $6.2 billion	1/ $80.5 million	20/ $3.4 billion	None
Asset	Crystal
Management,
L.P.
	Sally Pope	6/ $6.2 billion	None	13/ $2.9 billion	None
Davis
	Sean A.	6/ $6.2 billion	None	13/ $2.9 billion	None
Butkus
Hotchkis and	Judd E.	22/$20.6 billion	10/$2.1 billion	49/$8.9 billion	None
Wiley Capital	Peters	2/$13.3 billion	1/$31.1 million	4/$1.3 billion
Management,
LLC
	Ryan	22/$20.6 billion	10/$2.1 billion	49/$8.9 billion	None
	Thomes	2/$13.3 billion	1/$31.1 million	4/$1.3 billion

J. P. Morgan	Wonseok	16/$8.2 million	1/$219 million	3/$986 million	None
Investment	Choi
Management
Inc.+
	Akash	13/$6.5 million	1/$219 million	3/$986 million	None
Gupta
	Jonathan L.	14/$7.6 million	1/$219 million	3/$986 million	None
Tse
	Phillip D.	14/$6.4 million	2/$1.05 million	3/$986 million	None
Hart

*Unless otherwise noted, information is as of November 30, 2021. + Information is as of August 31, 2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

165SAISUP1